Exhibit 99.2

1 Black Diamond Therapeutics, Inc. Developing MasterKey Therapies to Defeat Cancer Resistance March 19, 2025

2 Forward - Looking Statements This presentation contains forward looking statements of Black Diamond Therapeutics, Inc (“we,” “us,” “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future . Forward looking statements contained in this presentation include, but are not limited to, statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters, the continued development and advancement of BDTX - 1535 , the progress, timing and success of our clinical trials of BDTX - 1535 and any of our future product candidates, including the availability, timing and announcement of data and results of such trials, our ability to replicate results achieved in our preclinical studies or clinical trials, the expected timing for regulatory feedback and the disclosure of potential registrational pathways for BDTX - 1535 , the potential of BDTX - 1535 to address the unmet medical need for newly diagnosed non - small cell lung cancer (“NSCLC”) patients with non - classical EGFR mutations and benefit patients with NSCLC across multiple lines of therapy, the potential future development plans for BDTX - 1535 in NSCLC and glioblastoma, the competitive landscape and market for BDTX - 1535 or any of our other current or future product candidates, our ability to maintain our intellectual property portfolio, and the timing and success of our development and commercialization of our product candidates, including our ability to establish and maintain collaborations or strategic relationships . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Except as required by law, we assume no obligation to update these forward looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward looking statements, even if new information becomes available in the future . For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10 - K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC . In addition, we have not conducted any head to head studies comparing our product candidates to any third party drug products or candidates, whether investigated or approved . Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only . Because there are no head to head studies, no conclusions should be made based on cross study comparisons . Recipients are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact . This presentation also contains information using industry publications that generally state that the information contained therein has been obtained from sources believed to be reliable, but such information may not be accurate or complete . While we are not aware of any misstatements regarding the information from these industry publications, we have not independently verified any of the data from third party sources nor have we ascertained the underlying economic assumptions relied on therein .

3 Cancer is a Complex and Ever - Evolving Disease Current targeted therapies were designed against a limited subset of oncogenic mutations Increasing adoption of liquid biopsies reveals a broader set of oncogenic mutations We are Developing MasterKey Therapies to Defeat Cancer Resistance MasterKey approach aims to provide one solution for many mutations and expand addressable patient population Our oral therapies are designed so that patients have the opportunity for a longer, healthier, active life

4 Black Diamond Therapeutics At - a - Glance Clinical - stage company advancing MasterKey therapies designed to expand the addressable patient population Experienced team with deep understanding of cancer biology and oncology drug development BDTX - 1535: best/first - in - class 4 th - generation EGFRi for NSCLC , with additional opportunity in GBM Multiple clinical catalysts including BDTX - 1535 Phase 2 data in 1L NSCLC patients in Q4 2025 Pipeline of oral, brain penetrant drug candidates selectively targeting families of oncogenic mutations Lean organization with runway into Q4 2027; ended 2024 with $98.6M, + $70M from BDTX - 4933/Servier deal

5 MasterKey: One Solution for Many Mutations Expanded addressable patient population Black Diamond Approach: Targeting families of oncogenic mutations Limited addressable patient population 5 Brain - penetrant to treat CNS disease Traditional Approach: Targeting single mutations in individual tumor types Potent against broad mutation families (including drug resistance mutations) Selective targeting to deliver well - tolerated therapies

6 Advancing Pipeline Across Multiple Oncology Indications Target Drug Candidate Indication Pre - clinical Phase 1 Phase 2 Phase 3 EGFR RAF BDTX - 1535 BDTX - 4933 2L/3L NSCLC 1L NSCLC FGFR2/3 BDTX - 4876 Achondroplasia or solid tumors RAF/RAS mutant solid tumors Final Phase 2 data expected H1 2026 Phase 0/1 data in recurrent GBM @ AACR April 2025 Partnering opportunity Out - licensed to Servier Q1 2025 GBM Initial Phase 2 data expected Q4 2025

7 Targets a broad spectrum of EGFR classical, non - classical, and C797S resistance mutations BDTX - 1535 MasterKey BDTX - 1535: Potential First and Best - in - Class 4th Generation EGFR TKI for Patients with EGFRm NSCLC and GBM Selective for mutations versus WT - EGFR to deliver favorable tolerability profile Spares WT - EGFR Oral small molecule with covalent MOA for potency and durability Covalent Designed to treat CNS tumors and brain metastases Brain - Penetrant Phase 2 ongoing in both recurrent and frontline EGFRm NSCLC; Phase 0/1b in frontline GBM Robust clinical activity

The EGFR Mutational Landscape in NSCLC has Evolved, Revealing a Broad Spectrum of Unaddressed Non-Classical Oncogenic Driver & Drug Resistance EGFR Mutations

Evolution of the EGFR mutation landscape over the past 20 years


BDTX-1535
2005
2013
2015
2018
2024
Classical drivers
L858R / Ex19del
Non-classical drivers
C797S resistance
T790M resistance
Mutation landscape
Classical EGFR mutations described
Treatments
Tarceva erlotinib
(2/3L)
Tarceva erlotinib
(1L)
TAGRISSO osimertinib
(2L)
TAGRISSO osimertinib
(1L)
BDTX-1535
(1/2/3L)
Sequencing practices
Mutation specific sequencing
NGS revolution → Realization of EGFR non-classical mutations (NCMs)

BDTX-1535: opportunity to address unmet need for non-classical drivers and C797S resistance mutations

Black Diamond Therapeutics
8

23-30% of Newly Diagnosed EGFRm NSCLC Patients Carry Non-Classical Mutations (NCMs); Not Adequately Addressed by Current Therapies

Classical and non-classical driver mutations are distributed across EGFR structure



Ectodomain-Juxtamembrane (non-classical)

50+ mutations

R108X
R222X
A289X
C598X
S645X
...

PACC[2] & others (non-classical)

60+ mutations

E709X
G719X
T725M
L754E
L747X
S768I
V769X
L861X
L833X
...

■ Non-Classical
■ Classical: L858R and Exon19del

23-30% of newly diagnosed EGFRm NSCLC express non-classical mutations

GUARDANTINFORM™ | PROJECTGENIE Genomics Evidence Neoplasia Information Exchange


23%
Non-Classical
Exon20ins
Classical
30%

Black Diamond Therapeutics analyses of 94,939 sequencing reports from treatment naïve NSCLC

Adapted from Du et al. 2023. Analysis of the AACR GENIE database of 22,050 cases of NSCLC

Current therapies do not adequately address non-classical EGFR mutations[1]

1. Borgeaud M. JTO 2024
2. Robichaux J, Nature 2021

Dardenne et al AACR 2024 and Heymach et al ESMO 2024

BLACK DIAMOND THERAPEUTICS

9

CONFIDENTIAL | 10 Heymach et al ESMO 2024 Real World Treatment Data Highlights Significant Unmet Need for Patients with Newly Diagnosed EGFR - NCM NSCLC 0 20 40 60 80 100 % of Patients Treated Afatinib Chemo+/ - I/O Osimertinib Afatinib Afatinib: 8.0 months Chemo +/ - I/O: 4.2 months Time (Months) Time on Treatment (Survival Probability) 0.0 0.2 0.4 0.6 0.8 1.0 15 11 11 20 4 6 Osimertinib 0 90 104 5 54 38 Osimertinib: 6.0 months 10 27 19 Chemo +/ - I/O 20 14 325 95 44 Afatinib: 16.7% Chemo +/ - I/O: 60.1% Osimertinib: 19.4% Chemotherapy used in ~60% of 1L patients, with osimertinib and afatinib used for the remainder Median time on treatment for 1L NCM NSCLC is < 8 months

High Unmet Medical Need for Newly Diagnosed EGFR-NCM NSCLC Patients as Evidenced by Shorter mPFS Compared to Classical Mutation Patients

>100 unique EGFR-NCMs*



L861Q (12%)
S768I (11%)
G719X (16%)
other NCMs (61%)
>100 unique oncogenic mutations

Frontline cohort of BDTX-1535 Ph2 trial enrolling patients with a broad spectrum of NCMs similar to distribution above

Osimertinib and afatinib deliver limited PFS benefit to TKI-naive patients with NCMs

Mutation Type		Osimertinib mPFS		Afatinib mPFS
All NCM		**7.0 mo** (n=55)	ARTICUNO (2024)	
		9.4 mo (n=40)	UNICORN (2024)	
3 NCMs in afatinib label	G719X	**5.1 mo** (n=20)	UNICORN (2024)	**9.5 mo** (n=44)
	S768I	**9.4 mo** (n=10)		
	L861Q	**16.0 mo** (n=12)	UNICORN (2023)	
other NCMs		**4.0 mo** (n=27)	ARTICUNO (2024)	**8.6 mo** (n=6)
Classical mutations	L858R	**14.4 mo**	FLAURA	
	Ex19del	**21.4 mo**		

mPFS >12 mo and ORR >50% in 1L EGFR-NCM NSCLC would be clear win for BDTX-1535 vs current therapies

*GuardantInform data derived from collaboration with Guardant Health – data on file at BDTX. UNICORN-2024: Okuma et al JAMA Oncology 2024. UNICORN-2023: Bar et al JTO 2023. ARTICUNO: Pizzutilo et al ESMO Open 2024, mPFS for all NCM represents data for Group A TKI naïve patients, mPFS for other NCMs is for n=27 patients, for whom all but 2 were TKI-naive. FLAURA: Soria et al NEJM 2018. Afatinib mPFS from ACHILLES Sato et al ASCO 2024. mo = months

Black Diamond Therapeutics

11

12 200mg PK data from Phase 1 dose escalation trial* 1 00mg BDTX - 1535 Achieves Coverage of the EGFR Mutation Spectrum at the Well - Tolerated Oral Dose of 200mg QD * Cmax doses plotted for human PK. PK d ata adapted from poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics, October 202 3 Dardenne et al AACR 2024 W T L 8 5 8 R E x 1 9 d e l E x 1 9 d e l + S 7 6 8 I  L 8 5 8 R + A 8 5 9 S L 8 5 8 R + A 2 8 9 V L 8 5 8 R + L 6 2 R L 8 5 8 R + E G F R v I I I  L 8 5 8 R + G 5 9 8 V L 8 5 8 R + S 7 8 4 F  L 8 5 8 R + S 7 8 4 S L 8 5 8 R + E 7 0 9 K L 8 5 8 R + E 7 0 9 V L 8 5 8 R + R 1 0 8 K L 8 5 8 R + V 8 3 4 L K 7 5 4 E  L 8 3 3 V  T 7 2 5 M  A 7 6 3 i n s L Q E A  S 8 1 1 F  L 8 6 1 Q  L 8 6 1 R  A 7 6 3 i n s F Q E A  S 7 8 4 F G 7 1 9 A  G 7 1 9 S  L 8 3 3 V G 7 2 4 S  L 7 4 7 P  L 7 4 7 S  E 7 0 9 K  I 7 4 0 d u p I P V A I K  R 7 7 6 H  E 7 0 9 A  E 7 0 9 V  E 7 0 9 G  S 7 6 8 I  V 7 6 9 L  V 7 6 9 M  E 7 0 9 Q  G 7 7 9 F  L 8 3 3 F E 7 0 9 - T 7 1 0 d e l i n s D  L 7 1 8 Q  G 7 1 9 C + S 7 6 8 I L 8 5 8 R + L 7 4 7 S E 7 0 9 A + G 7 1 9 S  E 7 0 9 K + G 7 1 9 S  S 7 6 8 I + V 7 6 9 L  L 8 5 8 R + L 7 1 8 V  G 7 1 9 A + R 7 7 6 C  L 8 5 8 R + S 7 6 8 I  L 8 5 8 R + L 7 9 2 H  E x 1 9 d e l + L 7 1 8 Q  S 7 6 8 I + V 7 7 4 M  V 1 0 9 7 I G 7 1 9 C P 7 7 2 L Q 8 1 2 R G 7 1 9 A + R 7 7 6 C G 7 1 9 D D 7 6 1 Y G 7 1 9 R G 7 1 9 A + L 8 6 1 R S 7 2 0 F G 7 7 9 C V 7 7 4 i n s P R I 7 4 4 _ K 7 4 5 i n s K I P V A I  R 2 2 2 C R 1 0 8 K A 2 8 9 T E G F R v V I ( D e l 1 2 - 1 3 ) V 6 8 9 M G 5 9 8 V C 5 9 5 S E G F R v V I I ( D e l 1 4 - 1 5 ) C 2 3 1 F S 6 4 5 C A 2 8 9 V E G F R v I I I ( D e l 2 - 8 ) E G F : S e p t 1 4 f u s i o n  E x 1 9 d e l + C 7 9 7 S  L 8 5 8 R + C 7 9 7 S  0 20 40 60 80 100 120 P r o l i f e r a t i o n ( I C 5 0 ) n M L858R+ Non-Classical Classical-Like P-Loop and αC-Helix Compressing (PACC) Other Non-Classical Ecto- and Juxtamembrane Domain PACC Alone PACC Complex EGFR Non-Classical MutationsClassical EGFR-WT C797S

BDTX-1535 Potently Targets NCMs Which Are Less Sensitive to Osimertinib

Osimertinib: weak against most NCMs
(most commonly expressed NCMs shown)



cellular potency (IC50, nM)
140
120
100
80
60
40
20
0
classical
non-classical
Ex19del
L858R
E709K
E709V
G719S
S768I
E709A
L747P
G719A
L861Q
G719C
loss of potency

BDTX-1535: potent against NCM spectrum
(most commonly expressed NCMs shown)



cellular potency (IC50, nM)
140
120
100
80
60
40
20
0
classical
non-classical
Ex19del
L858R
E709K
S768I
L747P
L861Q
E709V
E709A
G719S
G719C
G719A

BDTX-1535: potent against NCMs co-expressed with L858R
(co-expressed NCMs shown)



cellular potency (IC50, nM)
140
120
100
80
60
40
20
0
L858R
A289V
G598V
E709V
E709K
E709A
E709G
T725M
S768I
R776H

EGFR mutations frequently associated with L858R

- osimertinib
- BDTX-1535

Black Diamond Therapeutics

Pre-clinical data; EGFR mutations are engineered in Ba/F3 cells

13

14 Real World Data Demonstrate Frontline L858R Patients Presenting with EGFR - NCMs Discontinue Quickly Following Osimertinib Therapy Poor performance for osimertinib in the context of L858R + NCM NSCLC A spectrum of NCMs co - occur together with L858R EGFR - NCMs frequently p resent as compound m utations together with the classical L858R mutation NCMs more frequently co - occur with L858R vs Ex19del L858R Ex19dels 0 2 4 6 8 10 12 14 % o f c a s e s w i t h E G F R N o n - C l a s s i c a l m u t a t i o n E709X V834L R776X L833X S768I L62R A289X Others T725M R108K 10 15 0.0 0.2 0.4 0.6 0.8 1.0 Ex19del: 14.7 months L858R: 10.8 months 0 1,054 642 62 5 664 360 25 438 217 14 291 130 10 20 185 70 5 L858R + NCM: 5.0 months Time on Treatment (Survival Probability) Time (Months) Heymach et al ESMO 2024

BDTX-1535 Phase 1 Dose Escalation: Summary

Mutation Matched Phase 1 Study Inclusion Criteria

Recurrent NSCLC Cohort			Recurrent GBM Cohort	
EGFR mutations at the time of progression: – Non-classical driver, OR – Acquired resistance C797S	Progression after EGFR TKI	Exclusion of EGFR T790M, Ex20ins, KRAS mutations, cMET amplification	EGFR alterations at resection/diagnosis	Wild-type isocitrate dehydrogenase (IDH)

Dose Escalation Completed: 15 mg QD to 400 mg QD

- **Primary objective:** PK and safety
- **Secondary objective:** Anti-tumor activity


15 mg QD
25 mg QD
50 mg QD
100 mg QD
200 mg QD
300 mg QD
400 mg QD

- Target coverage and clinical activity at ≥ 100 mg, MTD at 300 mg

Ph 1 NSCLC Key Data Takeaways

- **Once-daily dosing delivers sufficient exposure to inhibit EGFR mutations**
- **Manageable EGFR TKI tolerability profile at 200 mg (similar to osimertinib)**
- **Radiographic responses and durable anti-tumor activity across multiple mutation families**
- **ctDNA reduction confirms loss of mutant alleles, which is predictive of clinical benefit[1]**
- **Data at EORTC 2023**

BLACK DIAMOND THERAPEUTICS

1. Thompson, JC., et al., British Journal of Cancer, 2023.

15

16 BDTX - 1535 Preliminary Phase 2 Data in Recurrent Setting Patients with non - classical driver mutations after ≤2 prior lines of therapy with osimertinib as the preferred prior EGFR TKI Patients with acquired resistance C797S after ≤2 prior lines of therapy with osimertinib as the only prior EGFR TKI Cohort 2 (enrollment complete 42 pts ) Cohort 1 (enrollment complete 41 pts ) Patients with non - classical driver mutations and no prior treatment Cohort 3 (up to 40 pts) 1 st Line 2 nd /3 rd Line Initial data on 27 pts reported Sept 2024 Initial data expected Q4 2025

In Recurrent EGFRm NSCLC, Patients Most Frequently Present with PACC-NCM and C797S Resistance Mutations

PACC-NCMs and C797S are major mechanisms of on-target EGFR resistance in patients post osimertinib[1]

Newly Diagnosed EGFRm NSCLC


Exon 20
Non-classical
Classical


osimertinib therapy
Under selective pressure, patients acquire / accumulate EGFR resistance mutations
Recurrent
Classical mutation
Non-classical mutation (including PACC-NCM)
C797S Resistance

Dardenne et al. AACR 2024. Heymach et al. ESMO 2024.

BLACK DIAMOND THERAPEUTICS

1. Rotow JK, et al. *Journal of Thoracic Oncology*, 2023.

17

18 0 10 20 30 40 50 60 70 80 90 100 Rash Diarrhea Stomatitis Weight decr Paronychia Nausea Fatigue Alopecia Vomiting Pruritus BDTX - 1535: Favorable Tolerability Profile Patients Randomized to 200mg Starting Dose Treatment Related Adverse Events (TRAE) ≥ 10% Patients Rash includes rash, rash maculo - papular, rash pustular, dermatitis acneiform. AEs in greater than two patients % of patients (n=20) Grade 1 - 2 Grade 3 Data from June 2024 Data Summary • No grade 3/4 diarrhea • No liver enzyme elevation • No QTc prolongation • 1/20 patient discontinued • 4/20 patients dose reduced No new safety/ tolerability signals observed to date

19 *1 patient had 3 prior lines prior lines of treatment (incl. amivantamab ) BDTX - 1535: 200 mg Patient Demographics and Baseline Characteristics Efficacy evaluable patients (N=27) Baseline Characteristics 62 (41, 82) Age, median (range) 19 (70%) Female 16 (59%) ECOG PS 1 6 (22%) CNS metastases at baseline 9 (33%) Visceral metastases at baseline Prior lines of anticancer treatment* 14 (52%) 12 (44%) 1 2 Mutation Stratification 15 (56%) 12 (44%) Cohort 1 (NCMs) Cohort 2 (C797S) Data from September 23, 2024 disclosure

20 Phase 2: Patient Treatment Summary 8 Response evaluable per protocol 27 3 Efficacy evaluable Patients with PACC - NCMs and/or C797S 22 19 Exclusion criteria mutations ID’d by C1D1 liquid biopsy >1 prior EGFR - targeted therapy 2 3 36% Preliminary ORR 42% Preliminary ORR Patients without on - target resistance mutation Data from September 23, 2024 disclosure

BDTX-1535 Phase 2 Preliminary Waterfall Plot

Preliminary ORR 42% in patients with PACC-NCM and/or C797S

Best response	PD	SD	SD	SD	SD	SD	SD	SD	uPR	cPR	SD	cPR	cPR	uPR	uPR	SD	cPR	uCR
Sum Target Lesion (mm)	22	89	48	46	46	51	159	24	77	75	71	63	29	40	46	55	41	33



Best % SoD change
60
40
20
0
-20
-40
-60
-80
-100
Cohort 1 - NCM: 4/9 pts w/ responses
Cohort 2 - C797S: 4/10 pts w/ responses
Remains on therapy

	Patient ID	2199	2124	2160	2197	2169	2158	2181	2184	2198	2179	2172	2115	2097	2208	2207	2195	2110	2152
mEGFR*	Classical	L858R		L858R					E19del		L858R		L858R	Ex19del			Ex19del	L858R	
	NCM	E709A	E19delinsD	R108K	K745N Ex19Ins-IPVAIK K745N	L747_P753 delinsS	L747_A750 delinsP	G719A S768I		L747_P753 delinsS L718V G930R	Y1016C	G719A S768I	L718V		V774M S768I	L747_A755 delinsSKD		L833V	G719S S768I
	C797S			C797S		C797S	C797S		C797S		C797S			C797S		C797S	C797S	C797S	
	Prior 1L Duration, months	O 19.6	O 1.5	O 25.8	O 20.8	O 22.8	O 23.5	O+Cis+Pem 1.4	Osi 19.0	O+B 67.5	C+pac 1.3	O 5.1	O 24.9	O 38.3	A 13.9	O 14.1	O 15.8	O 50.0	O 8.5
	Prior 2L Duration, months				O+C+Pem 6.4			O+C+Pac 6.9		O+C+Pem 4.0	Osi 16.8	O+C+Pem 3.0	HER3-Dxd 0.8					O+C+Pem+B 26.6	C+Pac 1.8
	Off-Pathway Detected	RTK		MAPK	PI3K	RTK		TK/MAPK											

Data from September 23, 2024 disclosure

*Retrospective liquid and tissue biopsy NGS testing; Pt 2118 withdrew consent prior to first scan (see patient in swimmer plot)

O-osimertinib; A- afatinib; C- carboplatin, Cis – cisplatin, Pem- pemetrexed; Pac- paclitaxel; B- bevacizumab; HER3-Dxd- patritumab deruxtecan;

BLACK DIAMOND THERAPEUTICS

21

BDTX-1535 Phase 2 Preliminary Swimmer Plot

Encouraging durability with 14 out of 19 patients still on therapy

Pt ID	EGFR Mutation(s)			Prior Therapy		Best response
	Classical	Non-classical	C797S	1st	2nd	
2110	L858R	L833V	C797S	Osi	Osi+C+pem+bev	cPR
2115	L858R	L718V		Osi	HER3-DXd	cPR
2152		G719S; S768I		Osi	C+pac	uCR
2158		L747_A750delinsP	C797S	Osi		SD
2160	L858R	R108K	C797S	Osi		SD
2097	Exon 19del		C797S	Osi		cPR*
2169		L747_P753delinsS	C797S	Osi		SD
2172		G719A; S768I		Osi	Osi+C+Pem	SD
2179	L858R	Y1016C	C797S	C+pac	Osi	cPR
2181		G719A; S768I		Osi+C+pem	Osi+C+pac	SD
2184	Exon 19del		C797S	Osi		SD
2124		E709_T710delinsD		Osi		SD
2195	Exon 19del		C797S	Osi		SD
2197		K745_E746insIPVAIK K745N		Osi	Osi+pem+C	SD
2199	L858R	E709A		Osi		PD
2198		L718V; L747_P753delinsS; G930R		Osi+bev	Osi+C+pem	uPR
2207		L747_A755delinsSKD	C797S	Osi		uPR
2208		V774M; S768I		Afatinib		uPR
2118		L747_T751del; V834L	C797S	Osi	C+pem/CPI	WC



PD
SD
PR
uCR
Ongoing
Mean follow-up: 4.7 months
0 1 2 3 4 5 6 7 8 9 10 11
Months on Treatment

Data from September 23, 2024 disclosure
N=19 in swimmer plot, including Pt 2118 who withdrew consent (WC) prior to first scan *Patient discontinued (pneumonitis)

BLACK DIAMOND THERAPEUTICS

22

23 Patient 2152: Unconfirmed Complete Response and Remains on Therapy Data from September 23, 2024 disclosure LN= lymph node, SoD = Sum of diameters per RECIST 1.1 Absent Present Pleura Present Absent/Normal Present LN - pleura Present Absent Present Brain Present PR 200 mg PR PR PR Baseline CR Absent Present Brain Present 1 Target Lesion Omentum SoD = 33 mm 5 Non - Target lesions -100.0 -80.0 -60.0 -40.0 -20.0 0.0 20.0 (-1 mo) 1.5 mo 3 mo 4.5 mo 6.0 mo 7.5 mo % SoD change Mutations and Prior Therapies 2 NCMs: G719S and S768I Mutations: 1L osimertinib 8 months 2L carbo/pem 2 months Prior Therapies: Screening C7D1 Absent Present Mesentery Present

24 2179 2110 2097 Patient ID PR PR PR BDTX - 1535 Eradicates EGFRm Alleles and Drives ctDNA Clearance Eradication of targeted variant alleles and reduction of ctDNA are early predictors of PFS 1 -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 C1D1 C3D1 %ctDNA clearance %VAF of EGFRm C797S E746_A750del ctDNA -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 0 1 2 3 C1D1 C3D1 %ctDNA clearance %VAF of EGFRm C797S L833V L858R ctDNA -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 C1D1 C3D1 %ctDNA clearance %VAF of EGFRm C797S L858R Y1016C ctDNA Of 8 patients with PRs, ctDNA testing on 3 patients shown above, insufficient DNA on 2 patients, and pending testing on 3 pat ien ts 1. Thompson, JC., et al., British Journal of Cancer, 2023 Data from September 23, 2024 disclosure

BDTX-1535 Phase 2 Clinical Activity Across Broad Spectrum of EGFR Mutations Found in Recurrent Post EGFR TKI Patients

Pts w/ PR

Patient ID	Classical#	PACC NCMs	Other NCMs*	C797S
2195	Exon 19del			C797S
2184	Exon 19del			C797S
2097	Exon 19del			C797S
2110	L858R		L833V	C797S
2160	L858R		R108K	C797S
2179	L858R		Y1016C	C797S
2158			L747_A750delinsP^	C797S
2169			L747_P753delinsS^	C797S
2207			L747_A755delinsSKD^	C797S
2118			L747_T751del^; V834L	C797S
2115	L858R	L718V		
2199	L858R	E709A		
2152		G719S; S768I		
2172		G719A; S768I		
2181		G719A; S768I		
2124		E709_T710delnsD		
2197		K745_E746insIPVAIK	K745N	
2208		V774M; S768I		
2198		L718V	L747_P753delinsS^; G930R	
2203			L747P_P753delinS^	
2101			L861Q^	
2188			L861R^; L62R	

All mutations identified with common practice NGS

10 pts with C797S

9 pts with PACC-NCMs

3 pts with other NCMs

Preliminary ORR of 42% in 19 patients with PACC-NCM or C797S mutations

- Patients with osi-sensitive NCMs without any EGFR resistance mutations.
- BDTX-1535 expected to deliver benefit in patients with these mutations in 1L setting.

Data from September 23, 2024 disclosure

includes Ex19del (E746_A750) and L858R; *Includes atypical Ex19dels with variable sensitivity to osimertinib (Heymach et al ESMO 2024)

^osimertinib-sensitive mutations (Robichaux et al Nature 2021, Heymach et al ESMO 2024); osi = osimertinib

BLACK DIAMOND THERAPEUTICS

25

26 BDTX - 1535: Key Takeaways from Phase 2 Data in Recurrent NSCLC Patients BDTX - 1535 has a well - tolerated safety profile at 200mg once daily BDTX - 1535 achieves RECIST responses and shows promising initial durability across patients presenting with a broad - range of non - classical mutations including PACC and C797S BDTX - 1535 achieves RECIST responses in brain metastases BDTX - 1535 has also demonstrated brain penetrance in a Phase 0/1 trial in of patients with recurrent GBM Data in recurrent NSCLC patients highlight favorable properties for continued development in newly - diagnosed patients with NCMs

27 BDTX - 1535 Phase 2 Status Patients with non - classical driver mutations after ≤2 prior lines of therapy with osimertinib as the preferred prior EGFR TKI Patients with acquired resistance C797S after ≤2 prior lines of therapy with osimertinib as the only prior EGFR TKI Cohort 2 (enrollment complete 42 pts) Cohort 1 (enrollment complete 41 pts) Patients with non - classical driver mutations and no prior treatment Cohort 3 (up to 40 pts) 1 st Line 2 nd /3 rd Line Final data expected H1 2026 Initial data expected Q 4 2025

28 Ami: Amivantamab Laz: Lazertinib 1 st line Locally advanced/metastatic EGFRm NSCLC 2 nd line 3 rd line Platinum Doublet +/ - Ami Platinum Doublet Docetaxel Docetaxel Osimertinib +/ - Platinum Doublet Ami + Laz Afatinib FDA label for 3 NCM Platinum Doublet Osimertinib NCCN Only Classical EGFRm Non - classical EGFRm On Target Progression via EGFR Mutations (e.g., C797S, PACC - NCMs) BDTX - 1535 1L NCMs BDTX - 1535 Recurrent (2L+) Current Treatment Landscape for EGFRm NSCLC

29 Infusion - based regimens BDTX - 1535 monotherapy Intravenous Route of administration Oral once daily High rates of grade 3 AEs Safety and tolerability Generally well - tolerated Classical Mutation coverage Classical + non - classical Burdensome Patient QoL Opportunity for high QoL for year(s) BDTX - 1535: Well - Positioned for Success in Frontline EGFR - NCM NSCLC No head - to - head study has been conducted between BDTX - 1535 monotherapy and chemo - based combination regimens.

BDTX-1535: Broad Potential to Benefit EGFRm NSCLC Patients Across Multiple Lines of Therapy

Recurrent setting with EGFR-resistance mutations

(+) Topline Ph2 results Sept'24

~5,000 – 11,000

1L non-classical mutations

Phase 2 initial data expected Q4 2025

Anticipate FDA feedback on approval pathway Q4 2025

~18,000 – 22,000

1L L858R

Highly potent vs. L858R alone and co-expressed non-classical mutations

Targeting OS benefit in EGFR L858R NSCLC

~27,000 – 30,000

Adjuvant/post-adjuvant

Potential for longer duration of therapy, including:

- Non-classical adjuvant setting
- 1L patients with EGFR-resistance mutations post-adjuvant osimertinib

~7,000 – 14,000

Estimated Addressable Patients in G7 Countries

BLACK DIAMOND THERAPEUTICS

Data Monitor Pharma Intelligence; Zhang Oncotarget 2016; Heymach ESMO 2024; Kantar Treatment Architecture; Rotow JTO 2023; BDTX Internal Data Analysis; Foundation Med AACR 2023; Bertoli Int J Mol Sci 2019; Piotrowska Annals of Oncology 2022

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31 BDTX - 1535: Opportunity in Glioblastoma

Treatment of EGFR-Driven GBM Requires Inhibition of Complex EGFR Mutations: Potent Preclinical Inhibition by BDTX-1535



- **52%[1]** Of all GBM samples carry oncogenic EGFR alterations
- **32%[2]** Of all GBM samples had EGFR extracellular-domain (ECD) mutations, according to real-world evidence
- **40%[2]** Of all ECD-driven tumors were complex, containing 2 or more ECD mutations
- **12%[2]** Of complex ECD-driven tumors were highly heterogeneous, with 3 or more ECD mutations

~7,000

GBM patients in the US are diagnosed each year with EGFR mutations that have been shown in preclinical studies to be inhibited by BDTX-1535

1. Saadeh, F., et al., The International Journal of Biological Markers, 2018 2. Real world evidence data from Tempus Labs analysis of 2,540 GBM patient samples

BLACK DIAMOND THERAPEUTICS

32

BDTX-1535: Potential to Overcome Limitations of Prior Attempts to Drug EGFR in GBM

Lessons From Past Failures	BDTX-1535
Heterogenic expression of EGFR oncogenic alterations within tumors	**Potent MasterKey inhibition of co-occurring EGFR alterations and amplification**
Paradoxical activation of EGFR GBM oncogenes induced by reversible inhibitors	**Covalent MOA and no paradoxical activation**
Poor tolerability driven by on target WT-EGFR activity	**Spares WT-EGFR in normal cells while retaining potent activity against EGFR alterations**
Low brain exposure due to a lack of CNS penetrance	**Brain-penetrant to treat CNS tumors**

BLACK DIAMOND THERAPEUTICS

MOA=mechanism of action; CNS=Central Nervous System; WT=Wild-Type; GBM=Glioblastoma Multiforme; NSCLC=Non-Small Cell Lung Cancer

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34 Encouraging Data for BDTX - 1535 in the Recurrent Setting; Initiating Phase 0/1b Trial in Newly Diagnosed GBM Patients Wen et al ASCO 2024, Sanai et al ASCO 2024, Sanai et al EANO 2024, Sanai et al SNO 2024, and Sanai et al AACR 2025 Ph 1 Dose Escalation in 2L+ ▪ 27 patients with recurrent disease ▪ Generally well tolerated @ 200mg ▪ Preliminary efficacy Confirmed safety Data at ASCO 2024 Initial data expected Q2 2026 Preliminary survival ▪ Up to 48 newly diagnosed patients ▪ Pre/post treatment biopsies (Ph 0) ▪ Treatment phase (Ph 1b) Phase 0/1b in 1L Data at ASCO/EANO/SNO 2024 and AACR 2025 Confirmed brain exposure ▪ 22 patients with recurrent disease ▪ Demonstrated brain exposure ▪ P reliminary PD/efficacy Phase 0/1 in 2L+ Encouraging clinical activity in recurrent setting

CONFIDENTIAL | 35 Phase 0/1 Trial in Recurrent GBM Patients: BDTX - 1535 Exceeds Targeted Exposure in Non - Contrast Enhancing Regions of Brain Tumors Sanai et al SNO 2024. NE = non - enhancing, E = enhancing, CSF = cerebral spinal fluid Exposure in GBM tumors exceeds IC50 for targeted mutations Decreased pEGFR vs. pretreatment archival tissue phosphoEGFR

CONFIDENTIAL | 36 Phase 0/1b IST in Newly Diagnosed GBM Patients: Potential to Deliver Data to Guide Future Registrational Study Phase 0/1b study: enrolling up to 48 patients with confirmed presence of EGFR alterations BDTX - 1535 as monotherapy for 5 days prior to resection Days 1 - 5 Newly diagnosed GBM patients Confirmation of EGFR alteration (needle biopsy) BDTX - 1535 + RT 6 - 7 weeks BDTX - 1535 monotherapy 28 - day cycle until PD PK / PD Surgical resection

37 BDTX - 1535: Anticipated Milestones Q2 2025 – 1H 2026 Final Phase 2 results 2Q25 3Q25 4Q25 1H26 1L NSCLC GBM 2L /3L NSCLC Financial Summary as of December 31, 2024 Servier upfront for BDTX - 4933 Cash runway into Q4 2027 Phase 0/1 data in recurrent patients at AACR (IST at Ivy) Initial Phase 2 results and FDA feedback on approval pathway Initial Phase 0/1b data in newly diagnosed patients (IST at Ivy) $98.6 M + $70M

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